UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 9, 2007

RIDGEWOOD ELECTRIC POWER TRUST I
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24240	22-3105824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE 19801	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17   CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 9, 2007, Ridgewood Electric Power Trust I (the “Trust”) received a letter from Beard Miller Company LLP (“BMC”), an accounting firm that merged in January 2007 with the accounting firm of Fagliarone Group CPAs P.C. (“TFG”), indicating that (i) as noted in TFG's Independent Auditor's Report, included in Exhibit 99.1 of the Trust’s 2004 Form 10-K, certain audits of the financial statements for Stillwater Hydro Partners, L.P. (“Stillwater”) that were performed by TFG were conducted in accordance with generally accepted auditing standards in the United States (GAAS), (ii) TFG was a public accounting firm not registered with the Public Company Accounting Oversight Board (“PCAOB”) in 2004 and prior years, and (iii) accordingly, BMC can confirm that the audits performed by TFG were not performed pursuant to the standards of the PCAOB, including the related independence standards and rules.

Stillwater is an investment of the Trust. Because the Trust does not consolidate the financial statements of Stillwater into its financial statements but rather accounts for Stillwater under the equity method of accounting, the Trust was required to include Stillwater’s separate audited financial statements in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on July 18, 2005 (the “2004 Form 10-K”), and the Trust’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC on April 14, 2004 (the “2003 Form 10-K”). The 2004 Form 10-K and the 2003 Form 10-K are referred to herein collectively as the “Trust Forms 10-K”.

As a result of Stillwater not retaining an independent registered public accounting firm to conduct audits in accordance with the standards of the PCAOB, the financial statements of Stillwater as of and for the years ended December 31, 2004 and 2003, which are included as Exhibit 99.1 to the 2004 Form 10-K, and the financial statements of Stillwater as of and for the years ended December 31, 2003 and 2002, which are included as Exhibit 99.1 to the 2003 Form 10-K, should no longer be relied upon and should be re-audited.

Stillwater has advised the Trust that it has retained the services of Rotenberg & Co. LLP, an independent registered public accounting firm, to perform audits of the financial statements of Stillwater for the years ended December 31, 2006, 2005, 2004 and 2003. Stillwater has advised the Trust that it expects its audited financial statements for the years ended December 31, 2006, 2005, 2004 and 2003 to be available by the end of March 2007.

As a result of the notice from BMC, management of the Trust is reviewing the effectiveness of the Trust’s “disclosure controls and procedures” to determine what additional controls and procedures are appropriate with respect to the inclusion of financial statements of entities other than the Trust in, or as exhibits to, the Trust’s Annual Reports on Form 10-K.

Management of the Trust has discussed with Grant Thornton LLP, the Trust’s independent registered public accounting firm, the matters disclosed herein pursuant to Item 4.02 of Form 8-K.

The Trust has provided a copy of the above disclosures to BMC and asked BMC to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not BMC agrees with the statements made herein, and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of BMC’s letter dated February 14, 2007.

Management of the Trust has not yet determined when the Trust will file a compendium Form 10-K for the year ended December 31, 2005 that will include re-audited financial statements for Stillwater for the years ended December 31, 2005, 2004 and 2003.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title
16.1	Letter from Beard Miller Company LLP to the Securities and Exchange Commission, dated February 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST I

Date: February 15, 2007   By: /s/ DOUGLAS R. WILSON
                    Name:   Douglas R. Wilson
                     Title:     Chief Financial Officer